EXHIBIT 10.4



                               JENNER TECHNOLOGIES
                             NOTE PURCHASE AGREEMENT

         This Agreement is made as of May 6, 1996 between Jenner Technologies, a California corporation (the "Company") and Hayden Leason (the "Investor").

         1.       The Note.

                  1.1 The Notes. The Investor agrees, on the terms and conditions specified in this Agreement, to lend to the Company $3,000,0000 at the Closing (as defined below). The Investor's loan shall be evidenced by a secured promissory note ("Note") dated as of the date of the Closing in the form of Exhibit A. The Note shall not be convertible into any shares of the Company's capital stock.

                  1.2 Place and Date of Closing. The closing of the purchase and sale of the Note (the "Closing") will be held at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at 10:00 a.m. on May 6, 1996, or at such other time and place as the Company and the Investor shall mutually agree (the "Closing Date").

                  1.3 Delivery. At the Closing, the Company shall deliver the Note to the Investor, and the Investor shall deliver to the Company the principal amount thereof by check or wire transfer.

         2.       Representations and Warranties of the Company.

                  2.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of California and is in good standing under such laws. The Company has all requisite corporate power and authority to own its properties and assets and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have materially adverse impact on the business or financial condition of the Company taken as a whole.

                  2.2 Corporate Power and Authorization. The Company has all requisite legal and corporate power to execute and deliver this Agreement and the Note, and to sell and issue the Note to the Investor pursuant to this Agreement. All corporate action on the part of the Company, its directors and shareholders necessary for the sale and issuance of the Note has been taken or will be taken prior to the Closing. Each of the Agreement and the Note, when executed and delivered by the Company, shall constitute a valid, binding and enforceable obligation of the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditor's rights and to the availability of the remedy of specific performance. The execution and delivery of this Agreement and the Note will not violate, conflict with or result in a material breach of (i) the Company's Articles of Incorporation, as amended through the Closing Date; (ii) the Company's Bylaws; (iii) any judgment, order or decree of any court or arbitrator to which the Company is a party; or (iv) any contract, undertaking, indenture or other agreement or instrument by which the Company is now bound or to which it is now a party. The Company is not subject to any judgment, order or decree of any court or arbitrator. Except for notices required or permitted to be filed with certain state and federal securities commissions, which notices the Company agrees to file on a timely basis, the execution and delivery of the Note by the Company to the Investor will not require any governmental consent or approval.

         3. Representations, Warranties of the Investors and Restrictions on Transfer Imposed by the Securities Act of 1933.

                  3.1 Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

                       (a) All action on the part of the Investor for the authorization, execution, delivery and performance by the Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights and the availability of the remedy of specific performance.

                       (b)  The  Investor  is   experienced  in  evaluating  and
investing in new companies and companies with limited operating histories such as the Company.

                       (c) The Investor is acquiring the Note for investment for its own account and not with a view to, or for resale in connection with, any distribution. The Investor understands that the Note has not been registered under the Securities Act of 1933, as amended (the "Act") by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                       (d) The Investor acknowledges that the Note must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Investor has held the securities for less than three years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

                       (e) The Investor understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Note.

                       (f) The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Note and who is capable of bearing the economic risks of such


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investment.  The  Investor  is an  accredited  investor  within  the  meaning of
Regulation D promulgated by the Securities and Exchange Commission pursuant to the Act.

                       (g) In taking any action or performing any role relative to arranging the proposed investment, the Investor has acted solely in the Investor's own interest. Neither the Investor nor any of his agents or employees has acted as an agent of the Company, or as an issuer, underwriter, broker, dealer or investment advisor relative to the Note.

                  3.2 Legends. The instrument representing the Note shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                  The Company need not record a transfer of the Note unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to record the transfer of the Note unless the conditions specified in the foregoing legends are satisfied.

                  3.3 Removal of Legends and Transfer Restrictions. The legend relating to the Act endorsed on a certificate pursuant to paragraph 3.2 of this Agreement and the stop transfer instructions with respect thereto shall be removed and the Company shall issue a certificate without such legend to the holder thereof if the securities represented by such certificate are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available or if such holder provides to the Company an opinion of counsel for such holder reasonably satisfactory to the Company, or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission (the "Commission") to the effect that a public sale, transfer or assignment of the
Note may be made without registration and without compliance with any restriction such as Rule 144.

         4.       Miscellaneous.

                  4.1 General. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Agreement and all attached exhibits represent the entire agreement between the Company and the Investor with respect to the subject matter herein and therein and supersedes any and all prior oral and written discussions and agreements. This Agreement and the Note may only be waived, modified or amended in writing signed by both the Company and the Investor.



                                       -3-





         4.2 Notices. Any notice, demand or request required or permitted under this Agreement or the Note shall be given in writing and shall be deemed given upon (i) personal delivery to the party to be notified, (ii) transmittal by facsimile, telecopy or electronic mail, or (iii) deposit with an overnight delivery service or with the United States Post Office, by first-class, registered or certified mail, postage prepaid and addressed to the party to be notified at the address of such party set forth at the end of this Agreement, or such other address as a party may request by notifying the other in writing.

         4.3 Tax Matters. The Investor understands that the Investor (and not the Company) shall be responsible for the Investor's own federal, state, local or foreign tax liability and any of the Investor's other tax consequences that may arise as a result of the transactions contemplated by this Agreement. The Investor shall rely solely on the determinations of the Investor's own tax advisors or his own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.

                  4.4 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                  4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

JENNER TECHNOLOGIES


By:/s/ ANTHONY E.  MAIDA                          /s/ HAYDEN LEASON
   -----------------------------                  ------------------------------
                                                  Hayden Leason
Title:CEO
      -----------------------------------

828 Eastbrook Avenue                              10 Monte Sol
Danville, CA  94506                               Palmas Del Mar
                                                  Humacao, Puerto Rico  00792




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                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                               JENNER TECHNOLOGIES

                             SECURED PROMISSORY NOTE


$3,000,000.00                                              Danville, California
                                                                    May 6, 1996


         FOR VALUE RECEIVED, JENNER TECHNOLOGIES, a California corporation (the "Company") hereby absolutely and unconditionally promises to pay to Hayden Leason (the "Lender"), or order, the principal amount of Three Million and No/100 Dollars ($3,000,000.00), together with simple interest on such principal amount at the rate of 10% per annum.

         This Note is issued pursuant to the terms of a Note Purchase Agreement (the "Note Purchase Agreement") dated the date hereof between the Company and the Lender.

         1.       Repayments and Prepayments.

                  (a) All principal and accrued interest under this Note shall be due and payable on May 6, 1999.

                  (b) The Company may prepay this Note at any time, either in whole or in part, without premium or penalty and without the prior consent of the Lender.

                  (c) All payments received under this Note shall be applied first to accrued interest on the date of payment and then to the outstanding principal balance of this Note.

         2. Security. The full and timely payment of the principal of and interest on this Note is secured by the pledge by the Company to the Lender of all shares of capital stock and rights to acquire capital stock of TherAtid, Incorporated, a California corporation, now held or hereinafter acquired by the Company, pursuant to the terms of the Stock Pledge Agreement dated as of the date hereof (the "Stock Pledge Agreement") between the Company, as pledgor, and the Lender, as pledgee. Reference is made to the Stock Pledge Agreement for a more detailed description of the collateral which secures this Note and the rights of the Lender in respect of such collateral.










         3.       Events of Default; Acceleration.

                  (a) The principal amount of this Note is subject to prepayment in whole or in part upon the occurrence and during the continuance of any of the following events (each, an "Event of Default"): (i) failure to pay any amount owing by the Company hereunder when due and payable, or (ii) the initiation of any bankruptcy, insolvency, moratorium, receivership or reorganization by or against the Company, or a general assignment of assets by the Company for the benefit of creditors. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable.

                  (b) No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder now or hereafter existing at law or in equity or otherwise.

         4.       Notices.

                  (a) All notices or other communications required or permitted to be given hereunder shall be delivered as provided in the Note Purchase Agreement.

         5.       Miscellaneous.

                  (a) This Note may only be waived, modified or amended in writing signed by both the Company and the Investor.

                  (b) No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties with respect to the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

                  (c) If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note Agreement, then the Company agrees to pay on demand all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys' fees.



                                       -2-





                  (d) This Note shall for all purposes be governed by, and construed in accordance with the laws of the State of California (without reference to conflict of laws).

                  (e) This Note shall be binding upon the Company's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.


                                        JENNER TECHNOLOGIES


                                        By:
                                           -----------------------------
                                        Title:
                                               -------------------------



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